Putnam
New York
Tax Exempt
Opportunities Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-02

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FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

With an eye toward the prevailing uncertainties in the markets during the fiscal year ended November 30, 2002, Putnam New York Tax Exempt Opportunities Fund's managers kept a majority of the fund's assets invested in high-quality bonds for the safety they represent. In their search for higher income, however, the managers also committed a portion of the fund's assets to lower-rated securities.

As the fiscal year progressed and uncertainties continued to plague the markets, investors abandoned their lower-rated bonds in favor of the safer haven of higher-quality issues. The resulting shrinkage in the value of the lower-rated holdings in its portfolio was a key factor in the fund's performance during the period, and contributed to its underperformance of its benchmark index and the average for its Lipper category. You will find performance details on page 10.

Over time, the managers believe their strategy will prove to have merit and they expect that investors with patience will reap the benefits. In the following report, you will find their rationale, along with an explanation of the fund's performance during the fiscal year and their views on the fund's prospects for fiscal 2003.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
January 15, 2003

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Tax Exempt Fixed-Income Team

On November 30, 2002, the end of Putnam New York Tax Exempt Opportunities Fund's fiscal year, the economy and the financial markets were in virtually the same place as they had been at the beginning of the period. Economic growth appeared to be back on track; interest rates had risen modestly from historic lows; and, in the face of stronger growth, bond investors were renewing their inflation-wary vigilance while demanding higher yields. The striking sense of status quo presented by this snapshot of economic and market conditions at the beginning and ending of the fund's fiscal 2002 stands in marked contrast to the turbulence of the year.

Against a volatile economic and market backdrop, Putnam New York Tax Exempt Opportunities Fund turned in positive absolute performance for the fiscal year. Relative performance lagged the Lehman Municipal Bond Index and was slightly below the average return for New York Municipal Debt funds tracked by Lipper. More detailed information about the fund's performance begins on page 10.

Total return for 12 months ended 11/30/02

      Class A            Class B          Class C          Class M
    NAV     POP        NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   5.15%   0.20%      4.59%  -0.41%    4.31%   3.31%    4.84%   1.42%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 10.

Our strategy of seeking out yield and total return opportunities at both ends of the quality spectrum was the primary cause of the fund's relative underperformance. Its exposure to lower-quality issues held back relative results as credit spreads -- the difference in interest rates between bonds at the highest and lowest ends of the credit spectrum -- remained wide during the period. This relationship translated into lower relative prices for lower-quality bonds. Nevertheless, we believe that lower-quality bonds will outperform high-quality issues as the economy recovers. We continue to believe the fund is well positioned to benefit from this trend.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Utilities and power              13.3%

Transportation                   12.4%

Health care/
hospitals                        10.8%

Water and sewer                   8.6%

Education                         5.6%

Footnote reads:
*Based on net assets as of 11/30/02. Holdings will vary over time.

* SLOWLY DECLINING MUNICIPAL RATES HAD  POSITIVE IMPLICATIONS

Municipal-bond issuers are usually able to offer significantly lower rates than comparable taxable issuers because the interest they pay is not subject to federal income tax. However, the difference in the rate of decline in the taxable versus tax-free bond markets during the fund's fiscal year created an unusually attractive environment for tax-averse investors. At the beginning of the period rates on 10-year Treasuries stood at 4.73% while comparable municipal bonds yielded 4.21%. At the end of the period, 10-year Treasuries were yielding 4.21% while their municipal counterparts yielded 4.00%, shrinking the difference in yields in the taxable versus tax-free markets.

We anticipated that it would be profitable to buy municipal bonds and sell Treasuries to take advantage of this aberration. In investment parlance, such a strategy is known as a cross-market trade. Therefore, we bought 10-year municipal bonds and sold 10-year Treasury futures contracts. These are contracts to buy or sell Treasury bonds rather than the actual bonds; they are exchange traded just like securities, but they don't pay income, and they have the potential to increase or decrease in value. We believe that municipal-bond supply/demand dynamics will become more balanced in the months ahead when bondholders with proceeds from maturing instruments or coupon income will be looking for reinvestment opportunities. Similarly, we believe that interest rates will eventually begin to rise. Either or both of these events should push the yield differential between municipal and Treasury bonds back to more traditional levels. In the meantime, our cross-market trade is designed to enable the fund to take advantage of unusually attractive tax-exempt yields while reducing its price sensitivity.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 36.8%

Aa/AA -- 15.2%

A -- 13.8%

Baa/BBB -- 16.7%

Ba/BB -- 5.0%

B -- 11.5%

CCC -- 0.5%

VMIG1 -- 0.5%

Footnote reads:
*As a percentage of market value as of 11/30/02. A bond rated BBB/Baa or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


Fund Profile

Putnam New York Tax Exempt Opportunities Fund seeks to provide high current income free from federal, New York state, and New York City income taxes. It may be suitable for New York investors seeking tax-free income through a diversified portfolio of municipal bonds.

One of the concerns shared by bond and stock investors this summer was the prospect of deflation -- a scenario where sluggish economic growth and corporate layoffs cause consumers to retrench, squeezing corporate profits and setting in motion a slowing economic spiral. In the final months of the period, the results of the midterm elections and the Federal Reserve Board's 0.5% cut in the federal funds rate were regarded as positives. By cutting the federal funds target rate to a 41-year low of 1.25%, we believe the Fed's goal was to boost consumer and investor confidence and pump more money into an anemic economy. Moreover, the Fed also shifted its bias from weakness to neutral -- indicating that they see balance in the underlying economic forces.

The prospect of stronger growth with little or no inflation is good news for bond investors because it should help keep interest rates and prices relatively stable. Stability and attractive tax-equivalent yields should help maintain demand for municipal securities. Additionally, if rates do rise, we expect yields on municipals to rise at a slower pace relative to Treasuries given the current attractive yield differential.

* EMPHASIS ON LOWER-QUALITY ISSUES DETRACTED  FROM PERFORMANCE

Your fund's portfolio includes a mix of bonds across the credit quality spectrum because we believe that is currently the best way to pursue tax-free income. During the past fiscal year, the fund's exposure to lower-rated, higher-yielding securities was higher than that of its benchmark. Because lower-rated securities tend to underperform during periods of economic uncertainty, this positioning contributed to the fund's relative underperformance.

Your fund management team's approach to the lower-rated segment of the municipal-bond market is risk-aware and research-intensive. Lower-rated securities have their ratings for a reason, and we rely on the watchfulness of our team of analysts to identify opportunities and alert us to potential problems. During the period, we favored bonds in sectors that were tied to the overall economy, such as health care and utilities -- in anticipation of renewed economic growth that we believe is on the horizon. The fund's average credit quality was A at the end of the period.

One example of a lower-tier credit that came under pressure during the period was a bond issued by New York City Industrial Development Agency Revenue Bonds Parking Corporation. This bond -- which is not rated by either of the independent agencies, carries a coupon of 8 1/2%, and is scheduled to mature on 12/30/22 -- is one of the oldest and largest issues in the portfolio. It funded the construction of a parking garage adjacent to Our Lady of Mercy Hospital in the city's Bronx borough. The issue came under pressure during the period because the hospital, like many health-care organizations in today's challenging economic and managed-care environment, is struggling financially. Since the hospital leases monthly spaces in the garage, we are concerned about the parking revenues that support the debt payment. However, because the hospital is what industry experts call "an essential purpose hospital," our view is that its current financial difficulties, while troublesome, will not result in its closing. Nevertheless, the turmoil did erode the creditworthiness of this unrated revenue bond, which had a negative effect on its price and significantly detracted from the fund's performance during the period. We will continue to closely monitor developments as they unfold.

The transportation sector of the municipal-bond market is one area we are analyzing carefully in the current environment. Holdings in this sector consist primarily of Industrial Development Bonds (IDBs) which are backed by the credit of the business that is benefiting from the financing. Many such bonds are backed by airline companies, which have endured hard times in recent months. Fortunately, the obligors on the fund's holdings in this sub-sector are British Airways and Continental Airlines, which in our analysts' view are among the financially strongest and best-positioned carriers. However, late in the period, we did take advantage of a high coupon (9 1/8%) on the Continental-backed issue and sold part of the position at an attractive price. At the end of the period, exposure to the airline sub-sector represented about 0.9% of the portfolio's total value. We think this area of the market has been oversold in the wake of the recent bankruptcy filing of United Airlines. Given the relatively small size of the fund's position in this sub-sector, we may take advantage of what we believe are extraordinary values to carefully increase the fund's exposure.

"The fund's broad diversification and our emphasis on thorough credit research will be even more important in an environment characterized by slow growth and challenging budgetary situations for many municipalities."

-- David Hamlin, Portfolio Leader, Putnam New York Tax Exempt
   Opportunities Fund


* FUND PURSUED HIGHER YIELD IN ELECTRIC POWER, EDUCATION, AND
  CHARITABLE SECTORS

During the last half of the fund's fiscal year, we made several noteworthy purchases of lower-rated higher-yielding securities. This strategy enabled us to pick up between approximately 0.8% and 1% of additional yield, which we believe is an effective way to achieve the fund's objectives. Keep in mind that these purchases represented a relatively small exposure for the fund's large and well-diversified portfolio.

In the electric power sector, which was among the fund's top-performing sectors for the fiscal year, we bought $1 million worth of bonds issued by Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facility for funding the construction of a coal-fired power plant. The obligor on these issues is AES Puerto Rico LP, the coupon is 6 5/8%, the maturity date is 6/1/2026, and the bonds are rated Baa2 by Moody's. We believe this project is attractive because most of Puerto Rico's power is generated by oil and this coal-powered plant would represent an excellent diversifier for PREPA, Puerto Rico's primary buyer of power.

We also took advantage of opportunities to buy bonds secured by educational and charitable organizations, two sectors of the market that tend to be fairly stable while offering higher yields. The fund purchased $750,000 worth of bonds issued by Otsego County Industrial Development Agency for Hartwick College. The bonds -- which have a 5.90% coupon, are scheduled to mature on 7/1/2022 and are rated Baa2 by Moody's -- were purchased at a modest discount so their effective yield was approximately 6.0%. Hartwick College, the obligor, is a national liberal arts college located on Oyaron Hill overlooking Oneonta, New York. The college's recent financial performance has suffered from a more selective enrollment policy that has reduced student-based revenues and from lower endowment income as a result of poor market conditions. Nevertheless, we believe the college's long history, strong student profile, dedicated management, and focused teaching counterbalance the risks. The bond proceeds will be used to refinance existing debt.

In the charitable organization segment of the market, the fund purchased $500,000 worth of a bond issued by the City of Albany New York Industrial Development Agency for the obligor, Charitable Leadership Foundation. The coupon on the issue was 6%, the bonds mature on 7/1/2019, and are rated Baa3 by Moody's. Proceeds from the issue will finance the construction of the Center for Medical Science, which will be used primarily for biomedical research. This project fits well with the critical mass of existing academic and scientific buildings in the area. Another positive factor that weighed in favor of this purchase was the stable funding provided by the State of New York to the foundation and the quality of the tenants secured for the proposed center.

* TOBACCO SECTOR OFFERED HIGHER YIELDS THAN COMPARABLY RATED SECURITIES

During the period we also initiated exposure to the tobacco sector, a new area of opportunity for the fund. The tobacco sector was created by states and communities securitizing their expected cash flow from tobacco company settlements. The intention of the settlement was to help states defray the health costs associated with smoking-related illnesses. The primary attraction of tobacco bonds is that they are higher-quality (typically A-rated) securities that offer yields that are significantly higher than most A-rated securities because of modest additional risks associated with these bonds. These include the prospect of punitive legal settlements in other states or a decline in tobacco companies' revenue if people stop smoking. We like the bonds because of their high return potential and the extra diversification they provide, but we are careful to monitor developments that may impact the tobacco industry and, in turn, affect the stability of their income.

The fund made two purchases in this sector, including $3 million worth of bonds issued by TSASC (Tobacco Settlement Asset-backed Securities Company) Inc. for Tobacco Settlement of New York Series 1. These bonds, which are scheduled to mature on 7/15/2032, have a coupon of 5.75%, are rated Aa2 by Moody's and were purchased at yield of 6.0% -- more than 0.6% higher than the average yield of a similarly rated bond in another sector.

* OUTLOOK FOR SLOW GROWTH HEIGHTENS IMPORTANCE OF DIVERSIFICATION AND RESEARCH

With interest rates close to 40-year lows, some increase in rates seems almost certain to lie ahead, in our view. The Federal Reserve Board indicated that no further rate cuts should be expected, and their next move may be to raise rates if prospects for inflation appear on the horizon. However, bonds with longer maturities generally respond more to inflation expectations than to the Fed's moves, and if restored economic growth proceeds with low inflation prospects, it would be a positive for the bond markets. In light of these expectations, we plan to maintain a more barbelled yield curve position, emphasizing securities at the long and short end of the maturity spectrum while underweighting intermediate-term maturities. This strategy is consistent with our belief that intermediate-term rates will rise faster in this environment than long-term rates.

If the current recovery continues, some lower-rated bonds could be upgraded by the rating agencies. Your fund should benefit disproportionately from this environment, given its above-benchmark exposure to lower-rated securities. Upgrades generally increase the market value of bonds, providing potential for capital appreciation as well as high current income.

We believe some caution is warranted, however, especially given lagging tax revenues for both New York State and New York City. In particular, many investors -- some of whom remember the fiscal crisis experienced by New York City in the 1970s -- are leery of the impact of the economic downturn on the city's ability to service debt. The good news is that revenues in the city are skewed to real estate taxes rather than income taxes and real estate values have held up relatively well. We believe the fund is well positioned to respond to investor nervousness about New York City's financial situation. At fiscal year end, the fund's exposure to securities issued by organizations within the city was a little over 4% of the portfolio, which represents a slight overweight by our measures. We are looking at the current environment as an opportunity to selectively increase the fund's exposure at attractive prices.

Given our expectation for relatively slow growth and challenging budgetary situations for many municipalities, we believe the fund's broad diversification and careful research to identify bonds with solid backing will be even more important as your fund's management team continues to diligently pursue high current tax-exempt income within a risk-aware, total return framework.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/02 there is no guarantee the fund will continue to hold these securities in the future. The fund concentrates its investments in one region and involves more risk than a fund that invests more broadly.

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are David Hamlin (Portfolio Leader), Paul Drury (Portfolio Member), Susan McCormack (Portfolio Member), Richard Wyke (Portfolio Member), Jerome Jacobs, and Joyce Dragone.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 11/30/02

                     Class A         Class B         Class C         Class M
(inception dates)   (11/7/90)       (2/1/94)        (7/26/99)       (2/10/95)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year            5.15%   0.20%   4.59%  -0.41%   4.31%   3.31%   4.84%   1.42%
------------------------------------------------------------------------------
5 years          27.05   21.07   23.11   21.16   22.30   22.30   25.29   21.16
Annual average    4.90    3.90    4.25    3.91    4.11    4.11    4.61    3.91
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10 years         76.77   68.37   65.42   65.42   63.40   63.40   71.05   65.45
Annual average    5.86    5.35    5.16    5.16    5.03    5.03    5.51    5.16
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Annual average
(life of fund)    6.48    6.06    5.75    5.75    5.64    5.64    6.11    5.82
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/02

                       Lehman Municipal         Consumer
                          Bond Index           price index
------------------------------------------------------------------------------
1 year                      6.32%                 2.25%
------------------------------------------------------------------------------
5 years                    33.35                 12.24
Annual average              5.93                  2.34
------------------------------------------------------------------------------
10 years                   89.35                 27.73
Annual average              6.59                  2.48
------------------------------------------------------------------------------
Annual average
(life of fund)              7.30                  2.58
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 11/30/92

             Fund's class A        Lehman Municipal       Consumer price
Date          shares at POP           Bond Index              index

11/30/92          9,425                10,000                10,000
11/30/93         10,424                11,109                10,274
11/30/94         10,120                10,525                10,542
11/30/95         11,720                12,514                10,816
11/30/96         12,249                13,250                11,168
11/30/97         13,325                14,199                11,379
11/30/98         14,089                15,302                11,548
11/30/99         13,534                15,138                11,851
11/30/00         14,995                16,376                12,259
11/30/01         15,761                17,809                12,491
11/30/02        $16,837               $18,935               $12,773

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $16,542 and $16,340, respectively and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $17,105 ($16,545 at public offering price).


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 11/30/02

                         Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions
(number)                   12            12            12            12
------------------------------------------------------------------------------
Income 1               $0.469485     $0.411134     $0.398654     $0.442119
------------------------------------------------------------------------------
Capital gains 2            --            --            --            --
------------------------------------------------------------------------------
  Total                $0.469485     $0.411134     $0.398654     $0.442119
------------------------------------------------------------------------------
Share value:          NAV     POP        NAV           NAV      NAV     POP
------------------------------------------------------------------------------
11/30/01             $8.91   $9.35      $8.90         $8.93   $8.90   $9.20
------------------------------------------------------------------------------
11/30/02              8.89    9.33       8.89          8.91    8.88    9.18
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate 3                5.21%   4.96%      4.55%         4.40%   4.90%   4.74%
------------------------------------------------------------------------------
Taxable
equivalent (a) 4      9.11    8.67       7.96          7.69    8.57    8.29
------------------------------------------------------------------------------
Taxable
equivalent (b) 4      9.48    9.03       8.28          8.01    8.92    8.63
------------------------------------------------------------------------------
Current
30-day SEC
yield 5               4.43    4.22       3.77          3.61    4.12    3.99
------------------------------------------------------------------------------
Taxable
equivalent (a) 4      7.75    7.38       6.59          6.31    7.20    6.98
------------------------------------------------------------------------------
Taxable
equivalent (b) 4      8.06    7.68       6.86          6.57    7.50    7.26
------------------------------------------------------------------------------

1 For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

4 Assumes (a) maximum 42.81% 2002 federal income tax and New York state personal income tax rates or (b) maximum 45.05% 2002 federal, New York state, and New York City tax rates. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income, calculated using SEC guidelines


TOTAL RETURN FOR PERIODS ENDED 12/31/02 (most recent calendar quarter)

                     Class A         Class B         Class C         Class M
(inception dates)   (11/7/90)       (2/1/94)        (7/26/99)       (2/10/95)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year            8.11%   2.95%   7.43%   2.43%   7.27%   6.26%   7.80%   4.35%
------------------------------------------------------------------------------
5 years          27.45   21.36   23.51   21.54   22.61   22.61   25.68   21.57
Annual average    4.97    3.95    4.31    3.98    4.16    4.16    4.68    3.98
------------------------------------------------------------------------------
10 years         78.07   69.63   66.75   66.75   64.55   64.55   72.27   66.65
Annual average    5.94    5.43    5.25    5.25    5.11    5.11    5.59    5.24
------------------------------------------------------------------------------
Annual average
(life of fund)    6.58    6.16    5.85    5.85    5.74    5.74    6.21    5.92
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds. It assumes reinvestment of all distributions and does not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders
Putnam New York Tax Exempt Opportunities Fund

We have audited the accompanying statement of assets and liabilities of Putnam New York Tax Exempt Opportunities Fund, including the fund's portfolio, as of November 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam New York Tax Exempt Opportunities Fund as of November 30, 2002, the results of its operations for the year then ended, and changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                        KPMG  LLP
Boston, Massachusetts
January 7, 2003



THE FUND'S PORTFOLIO
November 30, 2002

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FHA Insd.           -- Federal Housing Administration Insured
FSA                 -- Financial Security Assurance
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- MBIA Insurance Company
U.S. Govt. Coll.    -- U.S. Government Collateralized
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (98.1%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
New York (91.9%)
-------------------------------------------------------------------------------------------------------------------
                    Albany, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
         $1,460,000 (Albany Med. Ctr.), 6s, 5/1/29 (SEG)                                  BB/P           $1,304,875
            500,000 (Charitable Leadership), Ser. A , 6s, 7/1/19                          Baa3              511,875
          3,400,000 Battery Park, City Auth. Rev. Bonds, Ser. A, AMBAC,
                    5 1/2s, 11/1/16                                                       Aaa             3,612,500
          2,000,000 Chautauqua Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (Woman's Christian Assn.), Ser. A, 6.4s, 11/15/29                     B+/P            1,915,000
            845,000 Cicero, Local Dev. Corp. Rev. Bonds (Cicero Cmnty.
                    Recreation), Ser. A, 6 5/8s, 5/1/21                                   Baa2              850,281
          1,000,000 Dutchess Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (Vassar College), 5.35s, 9/1/40                                       Aa2             1,022,500
          5,000,000 Erie Cnty., Indl. Dev. Life Care Cmnty. Rev. Bonds
                    (Episcopal Church Home), Ser. A, 6s, 2/1/28                           B+/P            4,787,500
          2,250,000 Essex Cnty., Indl. Dev. Agcy. Rev. Bonds (Intl. Paper Co.),
                    Ser. A, 6.15s, 4/1/21                                                 Baa2            2,266,875
          2,000,000 Huntington, Hsg. Auth. Sr. Hsg. Fac. Rev. Bonds
                    (Gurwin Jewish Sr. Residence), Ser. A, 6s, 5/1/29                     B+/P            1,727,500
          2,650,000 Jefferson Cnty., Indl. Dev. Agcy. Solid Waste Disp.
                    Rev. Bonds (Champion Intl. Corp.), 7.2s, 12/1/20                      Baa2            2,726,903
          1,360,000 Lockport, Hsg. Dev. Corp. Rev. Bonds
                    (Urban Pk. Towers), Ser. A, 6s, 10/1/18                               Baa2            1,383,800
                    Long Island, Pwr. Auth. NY Elec. Syst. IFB
          5,000,000 9.815s, 12/1/24 (acquired 5/19/98,
                    cost $5,435,000) (RES)                                                BBB+/P          5,481,250
          5,000,000 MBIA, 8.78s, 4/1/12 (acquired 11/3/98,
                    cost $5,422,100) (RES)                                                AAA             5,700,000
                    Metropolitan Trans. Auth. Rev. Bonds, Ser. A
          1,000,000 AMBAC, 5 1/2s, 11/15/19                                               Aaa             1,078,750
          2,000,000 FSA, 5s, 11/15/30                                                     Aaa             1,980,000
          2,500,000 Metropolitan Trans. Auth. Fac. Rev. Bonds (Dedicated
                    Tax Fund), Ser. A, MBIA, 6 1/4s, 4/1/11                               Aaa             2,940,625
          2,000,000 Metropolitan Trans. Auth. Svc. Contract Rev. Bonds,
                    Ser. A , MBIA, 5 1/2s, 1/1/20                                         AAA             2,135,000
          1,000,000 Mount Vernon, Indl. Dev. Agcy. Fac. Rev. Bonds
                    (Wartburg Senior Hsg., Inc.-Meadowview),
                    6.2s, 6/1/29                                                          B+/P              837,500
                    Nassau Cnty., G.O. Bonds, Ser. A, FGIC
          1,000,000 6s, 7/1/13                                                            Aaa             1,155,000
          2,300,000 6s, 7/1/11                                                            Aaa             2,647,875
            825,000 Nassau Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (North Shore Hlth. Syst.), Ser. D, 5 5/8s, 11/1/09                    BB+/P             827,063
          5,000,000 Niagara Falls, City School Dist. COP, 5 7/8s, 6/15/19                 Baa2            5,256,250
          1,000,000 NY City, IFB, AMBAC, 10.17s, 9/1/11                                   Aaa             1,034,240
                    NY City, G.O. Bonds
            300,000 Ser. B, 8 1/4s, 6/1/05                                                A                 337,500
             35,000 Ser. E, 7.6s, 2/1/05                                                  A2                 35,586
             45,000 Ser. F, 7.6s, 2/1/05                                                  AAA                45,753
          2,000,000 Ser. I, 5 7/8s, 3/15/14                                               A               2,105,000
          3,525,000 Ser. B, 5 1/2s, 12/1/11                                               A2              3,736,500
          3,000,000 Ser. C, 5 1/4s, 8/1/11                                                A2              3,258,750
                    NY City, City Transitional Fin. Auth. Rev. Bonds, Ser. C
            920,000 5s, 5/1/26                                                            AA+               905,050
             80,000 U. S. Govt. Coll., 5s, 5/1/26                                         AA+                88,500
                    NY City, Indl. Dev. Agcy. Rev. Bonds
          5,000,000 (Visy Paper Inc.), 7.95s, 1/1/28                                      B+/P            5,000,000
          5,000,000 (Brooklyn Navy Yard Cogen. Partners), 6.2s, 10/1/22                   Baa3            5,150,000
          1,250,000 (Field Hotel Assoc.), 6s, 11/1/28                                     CCC/P             917,188
          1,440,000 (Brooklyn Navy Yard Cogen. Partners), 5.65s, 10/1/28                  Baa3            1,369,800
                    NY City, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
          7,640,000 (Parking Corp.), 8 1/2s, 12/30/22                                     B-/P            6,427,145
          1,300,000 (Staten Island U. Hosp. Project), Ser. A, 6 3/8s, 7/1/31              Baa3            1,300,000
          2,575,000 (Brooklyn Polytech U. Project J), 6 1/8s, 11/1/30                     Baa3            2,665,125
            500,000 NY City, Indl. Dev. Agcy. Special Arpt. Fac. Rev. Bonds
                    (Airis JFK I LLC), Ser. A, 5 1/2s, 7/1/28                             Baa3              456,875
          1,250,000 NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
                    (British Airways), 5 1/4s, 12/1/32                                    BBB-              750,000
          5,000,000 NY City, Muni. Wtr. & Swr. Fin. Auth. IFB, MBIA,
                    9.03s, 6/15/13                                                        Aaa             5,312,500
          3,000,000 NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds,
                    FGIC, Ser. A, 4 3/4s, 6/15/31                                         Aaa             2,842,500
          1,000,000 NY City, Muni. Wtr. & Swr. Fin. Auth. VRDN, Ser. A,
                    FGIC, 1.1s, 6/15/25                                                   VMIG1           1,000,000
          5,000,000 NY City, State Dorm. Auth. Rev. Bonds (Hlth. Fac.),
                    Ser. 1, FSA, 4 3/4s, 1/15/29                                          Aaa             4,750,000
          2,000,000 NY City, Transitional Fin. Auth. Rev. Bonds (Future Tax),
                    AMBAC, 5 1/4s, 8/1/15                                                 Aaa             2,152,500
                    NY State Dorm. Auth. Rev. Bonds
            170,000 (City U. Syst.), Ser. D, 8 3/4s, 7/1/03                               A3                177,108
          5,000,000 (State U. Edl. Fac.), Ser. A, 7 1/2s, 5/15/13                         AA-             6,356,250
          1,980,000 (Our Lady of Mercy), FHA Insd., 6.3s, 8/1/32                          AA              2,025,659
          1,000,000 (Mount Sinai Hlth.), Ser. C, 6s, 7/1/26                               Baa3            1,003,750
          1,340,000 (Schools PG - Issue 2), Ser. E, AMBAC, 5 3/4s, 7/1/19                 Aaa             1,462,275
          2,650,000 (City U. Syst.), Ser. A, FGIC, 5 3/4s, 7/1/09                         AAA             3,007,750
          1,310,000 (Mental Hlth. Svcs. Fac.), Ser. B, MBIA, 5 3/4s, 7/1/09               Aaa             1,485,213
          1,000,000 (NYU), Ser. 1, AMBAC, 5 1/2s, 7/1/40                                  Aaa             1,078,750
          2,000,000 (Columbia U.), Ser. B, 5s, 7/1/21                                     Aaa             2,025,000
          4,000,000 (St. John's U.), MBIA, 4 3/4s, 7/1/28                                 Aaa             3,825,000
            725,000 (State U. Edl. Fac.), Ser. B, zero %, 5/15/09                         AA-               566,406
                    NY State Energy Res. & Dev. Auth. Elec. Fac.
                    Rev. Bonds (Long Island Ltg. Co.)
            530,000 Ser. A, 7.15s, 12/1/20                                                A-                541,061
          1,185,000 Ser. A, 7.15s, 6/1/20                                                 A-              1,209,731
            160,000 Ser. B, 7.15s, 9/1/19                                                 A-                163,346
                    NY State Energy Res. & Dev. Auth. Gas Fac. IFB
                    (Brooklyn Union Gas Co.)
          2,000,000 Ser. B, 11.845s, 7/1/26                                               A+              2,402,500
          3,500,000 10.576s, 4/1/20                                                       A+              4,278,750
                    NY State Energy Res. & Dev. Auth. Poll. Control
                    Rev. Bonds
          1,750,000 (Niagara Mohawk Pwr. Corp.), Ser. A, FGIC,
                    7.2s, 7/1/29                                                          Aaa             1,918,438
          1,000,000 (Lilco Project), Ser. B, 5.15s, 3/1/16                                A-              1,012,500
                    NY State Env. Fac. Corp. Poll. Control Rev. Bonds
             80,000 Ser. B, 7 1/2s, 3/15/11                                               Aa2                80,326
          2,010,000 5 7/8s, 6/15/14                                                       Aaa             2,143,163
            710,000 5 7/8s, 6/15/14, Prerefunded                                          Aaa               769,463
          4,300,000 NY State Hwy. & Bridge Auth. Rev. Bonds, Ser. B,
                    FGIC, 6s, 4/1/14                                                      Aaa             4,627,875
                    NY State Med. Care Fac. Fin. Agcy. Rev. Bonds
             40,000 (Mental Hlth. Svcs. Fac.), Ser. D, 7.4s, 2/15/18                      AA-                40,844
            700,000 (Hosp. & Nursing Home Insd. Mtge.), Ser. D,
                    FHA Insd., 6.6s, 2/15/31                                              AA/P              721,154
                    NY State Urban Dev. Corp. Rev. Bonds
          1,685,000 (Clarkson Ctr.), 5 1/2s, 1/1/20                                       AA-             1,809,269
          3,345,000 (Clarkson Ctr.), 5 1/2s, 1/1/15                                       AA-             3,662,775
          2,000,000 (Syracuse U. ), 5 1/2s, 1/1/15                                        AA-             2,190,000
          5,000,000 (Ctr. for Indl. Innovation), Ser. A, 5 1/2s, 1/1/13                   AA-             5,506,250
          1,000,000 (Correctional Fac.-Svc. Contracts), Ser. A, 5s, 1/1/28                AA-               965,000
          1,000,000 Oneida Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (St. Elizabeth Med.), Ser. A, 5 7/8s, 12/1/29                         BB-/P             851,250
          1,000,000 Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (Solvay Paperboard, LLC), 7s, 11/1/30                                 BB-/P           1,033,750
            750,000 Orange Cnty., Indl. Dev. Agcy. Rev. Bonds (Arden Hill
                    Care Ctr. Newburgh), Ser. C, 7s, 8/1/31                               BB-/P             735,938
            750,000 Otsego Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (Hartwick College), 5.9s, 7/1/22                                      Baa2              748,125
                    Port Auth. NY & NJ Rev. Bonds
          1,755,000 (Continental/Eastern Laguardia), 9 1/8s, 12/1/15                      B3              1,782,115
          1,100,000 (Kennedy Intl. Arpt. - 5th Installment), 6 3/4s, 10/1/19              BB+/P           1,115,125
          1,000,000 (Kennedy Intl. Arpt. - 4th Installment), 6 3/4s, 10/1/11              BB+/P           1,038,750
                    Port Auth. NY & NJ Cons. Rev. Bonds
            175,000 Ser. 78, 6 1/2s, 10/15/08                                             A1                177,469
          2,000,000 Ser. 83, 6 3/8s, 10/15/17                                             AA-             2,023,040
          2,000,000 Suffolk Cnty., Indl. Dev. Agcy. Rev. Bonds (Nissequogue
                    Cogen Partners Fac.), 5 1/2s, 1/1/23                                  BB+/P           1,810,000
                    Suffolk Cnty., Indl. Dev. Agcy. Civic Fac. Rev. Bonds
            500,000 (Southampton Hosp. Assn.), Ser. B, 7 5/8s, 1/1/30                     B-/P              507,500
            500,000 (Southampton Hosp. Assn.), Ser. A, 7 1/4s, 1/1/30                     B-/P              491,250
          1,000,000 (Huntington Hosp. Project), Ser. B, 5 7/8s, 11/1/32                   Baa1              983,750
            800,000 Syracuse, Indl. Dev. Agcy. Rev. Bonds
                    (1st Mtge. - Jewish Home), Ser. A, 7 3/8s, 3/1/21                     BB-/P             821,000
          3,000,000 Tobacco Settlement Rev. Bonds (Asset-Backed Bonds),
                    Ser. 1, 5 3/4s, 7/15/32                                               Aa2             2,970,000
                    Triborough Bridge & Tunnel Auth. Rev. Bonds
          1,870,000 MBIA, 5 1/2s, 11/15/21                                                Aaa             2,038,300
          4,000,000 FGIC, 5 1/4s, 1/1/14                                                  Aaa             4,320,000
          3,350,000 Ser. 78, MBIA, 4 3/4s, 1/1/24                                         Aaa             3,274,625
          2,000,000 Westchester Cnty., Hlth. Care Corp. Rev. Bonds,
                    Ser. A, 5 7/8s, 11/1/25                                               A               2,092,500
            720,000 Yonkers, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
                    (St. John's Riverside Hosp.), Ser. A, 7 1/8s, 7/1/31                  BB                730,800
                                                                                                      -------------
                                                                                                        190,390,327

Puerto Rico (6.2%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 Children's Trust Fund Tobacco Settlement Rev. Bonds,
                    5 1/2s, 5/15/39                                                       A1              1,443,750
          1,500,000 Cmnwlth. of PR, G.O. Bonds, FGIC, 5 1/2s, 7/1/13                      Aaa             1,698,750
          4,700,000 Cmnwlth. of PR, Hwy. & Trans. Auth. IFB, Ser. W,
                    8.72s, 7/1/08                                                         A               5,001,787
          1,000,000 PR Indl. Tourist Edl. Med. & Env. Control Fac. Rev.
                    Bonds (Cogen. Fac.-AES Project), 6 5/8s, 6/1/26                       Baa2            1,017,500
          2,000,000 PR Infrastructure Fin. Auth. Special Rev. Bonds, Ser. A,
                    5 1/2s, 10/1/40                                                       Aaa             2,107,500
          1,500,000 U. of PR Rev. Bonds, Ser. O, MBIA, 5 3/8s, 6/1/30                     Aaa             1,543,125
                                                                                                      -------------
                                                                                                         12,812,412
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $199,367,061)                                              $203,202,739
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $207,145,931.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 2002, for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 2002. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at November 30, 2002 was $11,181,250 or 5.4% of net assets.

(SEG) This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at November 30, 2002.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at November 30, 2002.

      The fund had the following industry group concentrations greater than 10% at November 30, 2002 (as a percentage of net assets):

           Utilities & power            13.3%
           Transportation               12.4
           Health care/hospitals        10.8

      The fund had the following insurance concentrations greater than 10% at November 30, 2002 (as a percentage of net assets):

           MBIA                         13.6%
           FGIC                         11.2

------------------------------------------------------------------------------
Futures Contracts Outstanding at November 30, 2002

                        Market      Aggregate    Expiration     Unrealized
                        Value       Face Value      Date       Appreciation
------------------------------------------------------------------------------
U.S. Treasury Note
10 yr (Short)        $20,333,018   $20,625,776     Mar-03        $292,758
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
November 30, 2002
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $199,367,061) (Note 1)    $203,202,739
-------------------------------------------------------------------------------------------
Cash                                                                                732,822
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    3,874,083
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              482,911
-------------------------------------------------------------------------------------------
Total assets                                                                    208,292,555

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                                60,047
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               282,573
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          355,725
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        262,451
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           24,599
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        22,847
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            821
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                               95,794
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               41,767
-------------------------------------------------------------------------------------------
Total liabilities                                                                 1,146,624
-------------------------------------------------------------------------------------------
Net assets                                                                     $207,145,931

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $207,238,027
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                         94,623
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (4,315,155)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                        4,128,436
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                    $207,145,931

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($137,269,675 divided by 15,440,898 shares)                                           $8.89
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.89)*                                $9.33
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($62,850,335 divided by 7,072,829 shares)**                                           $8.89
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($5,066,924 divided by 568,498 shares)**                                              $8.91
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,958,997 divided by 220,707 shares)                                                $8.88
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.88)***                              $9.18
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended November 30, 2002
Interest income:                                                                $12,268,479
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  1,015,926
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      233,291
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    13,194
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      8,223
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               273,734
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               513,997
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                38,381
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 9,909
-------------------------------------------------------------------------------------------
Other                                                                                98,960
-------------------------------------------------------------------------------------------
Total expenses                                                                    2,205,615
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (25,045)
-------------------------------------------------------------------------------------------
Net expenses                                                                      2,180,570
-------------------------------------------------------------------------------------------
Net investment income                                                            10,087,909
-------------------------------------------------------------------------------------------
Net realized loss on investments  (Notes 1 and 3)                                  (639,906)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                    (149,920)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures contracts
during the year                                                                     410,530
-------------------------------------------------------------------------------------------
Net loss on investments                                                            (379,296)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             $9,708,613
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                            Year ended November 30
                                                                      ---------------------------------
                                                                             2002                  2001
-------------------------------------------------------------------------------------------------------
Increase in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                 $10,087,909            $9,556,521
-------------------------------------------------------------------------------------------------------
Net realized loss on investments                                         (789,826)              (92,783)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                410,530             6,448,238
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                    9,708,613            15,911,976
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
 From tax-exempt income
   Class A                                                             (7,180,627)           (6,937,741)
-------------------------------------------------------------------------------------------------------
   Class B                                                             (2,776,283)           (2,553,349)
-------------------------------------------------------------------------------------------------------
   Class C                                                               (169,226)              (68,030)
-------------------------------------------------------------------------------------------------------
   Class M                                                                (98,124)             (101,113)
-------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                       8,800,470             6,762,785
-------------------------------------------------------------------------------------------------------
Total increase in net assets                                            8,284,823            13,014,528

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                     198,861,108           185,846,580
-------------------------------------------------------------------------------------------------------
End of year (including undistributed
net investment income of $94,623 and
$245,531, respectively)                                              $207,145,931          $198,861,108
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                                                                         Two months
Per-share                                                                                   ended     Year ended
operating performance                             Year ended November 30                  Nov. 30+   September 30
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.91        $8.62        $8.52        $9.19        $9.27        $9.10
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .46          .46          .47          .46          .07          .46
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.01)         .29          .09         (.66)        (.08)         .21
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .45          .75          .56         (.20)        (.01)         .67
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.47)        (.46)        (.46)        (.44)        (.07)        (.47)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --         (.03)          --         (.03)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.47)        (.46)        (.46)        (.47)        (.07)        (.50)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.89        $8.91        $8.62        $8.52        $9.19        $9.27
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  5.15         8.89         6.86        (2.33)        (.07)*       7.55
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $137,270     $135,791     $129,535     $142,299     $166,816     $168,032
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .87          .87          .86          .93          .17*        1.00
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.18         5.16         5.48         5.13          .79*        5.00
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 12.00         5.10         6.00         9.36         9.22*       42.76
------------------------------------------------------------------------------------------------------------------

  + The fiscal year end was advanced from September 30 to November 30.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                                                                         Two months
Per-share                                                                                  ended      Year ended
operating performance                             Year ended November 30                  Nov. 30+   September 30
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.90        $8.61        $8.51        $9.19        $9.26        $9.09
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .40          .40          .41          .40          .06          .40
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                -- (c)      .29          .10         (.67)        (.07)         .21
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .40          .69          .51         (.27)        (.01)         .61
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.41)        (.40)        (.41)        (.38)        (.06)        (.41)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --         (.03)          --         (.03)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.41)        (.40)        (.41)        (.41)        (.06)        (.44)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.89        $8.90        $8.61        $8.51        $9.19        $9.26
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  4.59         8.19         6.17        (3.08)        (.07)*       6.86
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $62,850      $58,190      $53,894      $65,168      $68,513      $68,547
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.52         1.52         1.51         1.58          .28*        1.65
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.52         4.51         4.84         4.48          .68*        4.36
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 12.00         5.10         6.00         9.36         9.22*       42.76
------------------------------------------------------------------------------------------------------------------

  + The fiscal year end was advanced from September 30 to November 30.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                                                         For the period
Per-share                                                                July 26, 1999++
operating performance                        Year ended November 30        to Nov. 30
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.93        $8.63        $8.52        $8.87
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment income                    .39          .39          .40          .14
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.01)         .30          .11         (.35)
----------------------------------------------------------------------------------------
Total from
investment operations                    .38          .69          .51         (.21)
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                       (.40)        (.39)        (.40)        (.14)
----------------------------------------------------------------------------------------
Total distributions                     (.40)        (.39)        (.40)        (.14)
----------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.91        $8.93        $8.63        $8.52
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  4.31         8.15         6.14        (2.39)*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $5,067       $2,880         $350         $247
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.67         1.67         1.66          .61*
----------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.34         4.31         4.60         1.64*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 12.00         5.10         6.00         9.36
----------------------------------------------------------------------------------------

 ++ Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                                                                         Two months
Per-share                                                                                   ended     Year ended
operating performance                             Year ended November 30                   Nov. 30+  September 30
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.90        $8.61        $8.51        $9.18        $9.25        $9.08
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .44          .43          .44          .43          .07          .43
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.02)         .29          .10         (.66)        (.07)         .21
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .42          .72          .54         (.23)          --          .64
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.44)        (.43)        (.44)        (.41)        (.07)        (.44)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --         (.03)          --         (.03)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.44)        (.43)        (.44)        (.44)        (.07)        (.47)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.88        $8.90        $8.61        $8.51        $9.18        $9.25
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  4.84         8.57         6.54        (2.64)        (.01)*       7.23
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $1,959       $2,000       $2,068       $2,447       $2,558       $2,433
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.17         1.17         1.16         1.23          .22*        1.30
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.88         4.86         5.18         4.84          .74*        4.71
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 12.00         5.10         6.00         9.36         9.22*       42.76
------------------------------------------------------------------------------------------------------------------

  + The fiscal year end was advanced from September 30 to November 30.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
November 30, 2002

Note 1
Significant accounting policies

Putnam New York Tax Exempt Opportunities Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and New York State and City personal income taxes by investing mainly in a portfolio of New York tax-exempt securities which Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a indirect wholly-owned subsidiary of Putnam, LLC, believes does not involve undue risk to income or principal.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended November 30, 2002, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 2002, the fund had a capital loss carryover of approximately $3,188,000 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $2,817,000    November 30, 2008
        94,000    November 30, 2009
       277,000    November 30, 2010

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending November 30, 2003 approximately $189,000 of losses recognized during the period November 1, 2002 to November 30, 2002.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of post-October loss deferrals, dividends payable, realized and unrealized gains and losses on certain futures contracts and straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended November 30, 2002, the fund reclassified $14,557 to decrease undistributed net investment income with a decrease to accumulated net realized losses of $14,557.

The tax basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation                            $8,274,580
Unrealized depreciation                            (4,438,902)
                                         --------------------
Net unrealized appreciation                         3,835,678
Undistributed tax-exempt income                       359,479
Capital loss carryforward                          (3,187,696)
Post October loss                                     189,399

Cost for federal income
tax purposes                                     $199,367,061

Note 2
Management fee, administrative services
and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the annual rate equal to the lesser of
(i) an annual rate of 0.50% of the average net assets of the fund or
(ii) the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended November 30, 2002, the fund's expenses were reduced by $25,045 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $692 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended November 30, 2002, Putnam Retail Management, acting as underwriter received net commissions of $23,023 and $133 from the sale of class A and class M shares, respectively, and received $83,536 and $4,748 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the year ended November 30, 2002, Putnam Retail Management, acting as underwriter received $852 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended November 30, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $30,258,275 and $23,675,692, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At November 30, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                              Year ended November 30, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,927,893         $17,244,552
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               439,224           3,924,584
---------------------------------------------------------------------------
                                             2,367,117          21,169,136

Shares repurchased                          (2,171,364)        (19,381,618)
---------------------------------------------------------------------------
Net increase                                   195,753          $1,787,518
---------------------------------------------------------------------------

                                              Year ended November 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,071,259         $18,401,009
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               409,033           3,626,717
---------------------------------------------------------------------------
                                             2,480,292          22,027,726

Shares repurchased                          (2,265,913)        (20,076,058)
---------------------------------------------------------------------------
Net increase                                   214,379          $1,951,668
---------------------------------------------------------------------------

                                              Year ended November 30, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,389,780         $12,444,674
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               182,740           1,632,843
---------------------------------------------------------------------------
                                             1,572,520          14,077,517

Shares repurchased                          (1,034,510)         (9,245,273)
---------------------------------------------------------------------------
Net increase                                   538,010          $4,832,244
---------------------------------------------------------------------------

                                              Year ended November 30, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,065,313          $9,447,075
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               163,902           1,452,617
---------------------------------------------------------------------------
                                             1,229,215          10,899,692

Shares repurchased                            (954,153)         (8,453,011)
---------------------------------------------------------------------------
Net increase                                   275,062          $2,446,681
---------------------------------------------------------------------------

                                              Year ended November 30, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    651,976          $5,865,567
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                12,821             114,954
---------------------------------------------------------------------------
                                               664,797           5,980,521

Shares repurchased                            (418,879)         (3,764,214)
---------------------------------------------------------------------------
Net increase                                   245,918          $2,216,307
---------------------------------------------------------------------------

                                              Year ended November 30, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    387,012          $3,446,058
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 4,676              41,769
---------------------------------------------------------------------------
                                               391,688           3,487,827

Shares repurchased                            (109,643)           (987,228)
---------------------------------------------------------------------------
Net increase                                   282,045          $2,500,599
---------------------------------------------------------------------------

                                              Year ended November 30, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                      8,465             $75,708
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 6,918              61,717
---------------------------------------------------------------------------
                                                15,383             137,425

Shares repurchased                             (19,549)           (173,024)
---------------------------------------------------------------------------
Net decrease                                    (4,166)           $(35,599)
---------------------------------------------------------------------------

                                              Year ended November 30, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     16,117            $141,984
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 7,298              64,598
---------------------------------------------------------------------------
                                                23,415             206,582

Shares repurchased                             (38,819)           (342,745)
---------------------------------------------------------------------------
Net decrease                                   (15,404)          $(136,163)
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

As required, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies. This Guide requires that the fund amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on pay-downs on mortgage-backed securities. Prior to December 1, 2001, the fund did not accrete discount for certain fixed-income securities. Adopting these accounting principles did not affect the fund's net asset value, but did change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle was not material to the financial statements.


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2003 will show the tax status of all distributions paid to your account in calendar 2002.



TRUSTEES

Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee 2         During Past 5 Years           Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a management                 digital imaging firm), Intermatic
                                   consulting and private        Corporation (manufacturer of energy
                                   investments firm)             control products), Ryerson Tull, Inc.
                                                                 (a steel service corporation),
                                                                 Advocate Health Care, and the
                                                                 National Center for Nonprofit
                                                                 Boards. Chairman Emeritus
                                                                 of the Board of Trustees, Mount
                                                                 Holyoke College. Also held various
                                                                 positions in investment banking and
                                                                 corporate finance, including Vice
                                                                 President and principal of the
                                                                 Regency Group and consultant to
                                                                 First Boston Corp.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations, the Electric Power
                                   Nuclear Threat                Research Institute Advisory Council,
                                   Initiative (a private         the Board of Directors of the Gas
                                   foundation dedicated          Technology Institute, the University
                                   to reducing the threat        of Chicago Board of Governors for
                                   of weapons of mass            Argonne National Laboratory, the
                                   destruction), also serves     Board of Directors of the
                                   as Senior Advisor to the      Environment and Natural Resources
                                   United Nations                Program Steering Committee,
                                   Foundation                    John F. Kennedy School of
                                                                 Government, Harvard University.
                                                                 Prior to 2002, Mr. Curtis was a
                                                                 member of the Board of Directors of
                                                                 the Gas Technology Institute. Until
                                                                 2001, Mr. Curtis was a Member of
                                                                 the Department of Defense's Policy
                                                                 Board and Director of EG&G
                                                                 Technical Services, Inc. (fossil energy
                                                                 research and development support)
                                                                 and prior to May 1997, Mr. Curtis
                                                                 was Deputy Secretary of Energy.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company). Prior to
                                                                 acquiring First Reserve in 1983,
                                                                 Mr. Hill held executive positions
                                                                 with several advisory firms and
                                                                 various positions with the federal
                                                                 government, including Associate
                                                                 Director of the Office of Manage
                                                                 ment and Budget and Deputy
                                                                 Director of the Federal Energy
                                                                 Administration.

Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).
                                                                 Previously served as President and
                                                                 Chief Executive Officer of Stride-
                                                                 Rite, Inc. and Kenner Parker Toys.
                                                                 Also held financial and marketing
                                                                 positions with General Mills, Parker
                                                                 Brothers, and Talbots. President of
                                                                 the Kathleen and Ronald J. Jackson
                                                                 Foundation (charitable trust).
                                                                 Member of the Board of Overseers of
                                                                 WGBH (public television and radio).
                                                                 Member of the Board of Overseers of
                                                                 the Peabody Essex Museum.

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Transco
Trustee since 1997                 Killian Professor of          (formerly National Grid Group,
                                   Economics and                 a UK-based holding company
                                   Management and                with interests in electric and gas
                                   Director of the Center        transmission and distribution and
                                   for Energy and                telecommunications infrastructure),
                                   Environmental Policy          and the Whitehead Institute for
                                   Research, Massachusetts       Biomedical Research (a non-profit
                                   Institute of Technology       research institution). President of the
                                                                 Yale University Council. Prior to
                                                                 February 2002, March 2000, and
                                                                 September 1998, Dr. Joskow was a
                                                                 Director of State Farm Indemnity
                                                                 Company (an automobile insurance
                                                                 company), Director of New England
                                                                 Electric System (a public utility
                                                                 holding company) and a consultant
                                                                 to National Economic Research
                                                                 Associates, respectively.

Elizabeth T. Kennan                Chairman, Cambus-             Director, Northeast Utilities, and
(2/25/38),                         Kenneth Bloodstock (a         Talbots (a distributor of women's
Trustee since 1992                 limited liability company     apparel). Trustee of Centre College.
                                   involved in thoroughbred      Prior to 2001, Dr. Kennan was a
                                   horse breeding and            member of the Oversight Committee
                                   farming), President           of Folger Shakespeare Library.
                                   Emeritus of Mount             Prior to September 2000, June 2000,
                                   Holyoke College               and November 1999, Dr. Kennan
                                                                 was a Director of Chastain Real
                                                                 Estate, Bell Atlantic, and Kentucky
                                                                 Home Life Insurance, respectively.
                                                                 Prior to 1995, Dr. Kennan was a
                                                                 Trustee of Notre Dame University.
                                                                 For 12 years, she was on the faculty
                                                                 of Catholic University.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              Sonoco Products, Inc. (a packaging
Trustee since 1997                 (a limited liability          company), The Liberty Corporation
                                   company engaged in            (a company engaged in the
                                   timber and farming)           broadcasting industry), and Progress
                                                                 Energy, Inc. (a utility company,
                                                                 formerly known as Carolina Power
                                                                 & Light). Trustee Emeritus of
                                                                 Washington & Lee University. Prior
                                                                 to October 1997, January 1998, and
                                                                 May 2001, Mr. Mullin was a Director
                                                                 of Dillon, Read and Co. Inc.,
                                                                 The Ryland Group, Inc., and
                                                                 Graphic Packaging International
                                                                 Corp., respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, LLP and           Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust). Prior to
                                                                 1990, Mr. Patterson was Executive
                                                                 Vice President of Cabot, Cabot &
                                                                 Forbes Realty Advisors, the
                                                                 predecessor of Cabot Partners, and
                                                                 prior to that was Senior Vice
                                                                 President of the Beal Companies.

W. Thomas Stephens                 Corporate Director            Director of Qwest Communications
(9/2/42),                                                        (communications company), Xcel
Trustee since 1997                                               Energy Incorporated (public utility
                                                                 company), TransCanada Pipelines,
                                                                 Norske Canada, Inc. (paper
                                                                 manufacturer) and Mail-Well
                                                                 (printing and envelope company).
                                                                 Prior to July 2001 and October 1999,
                                                                 Mr. Stephens was Chairman of Mail-
                                                                 Well and MacMillan-Bloedel (forest
                                                                 products company). Prior to 1996,
                                                                 Mr. Stephens was Chairman and
                                                                 Chief Executive Officer of
                                                                 Johns Manville.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable                    General Hospital. Prior to
                                   organizations,                September 2000, April 2000, and
                                   including Courier             December 2001, Mr. Thorndike was
                                   Corporation (a book           a Director of Bradley Real Estate,
                                   manufacturer) and             Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.
                                                                 Previously served as Chairman of the
                                                                 Board and managing partner of
                                                                 Wellington Management/Thorndike
                                                                 Doran Paine & Lewis, and Chairman
                                                                 and Director of Ivest Fund.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer of          Companies, Inc. and the United Way
Trustee since 1992                 Putnam Investments            of Massachusetts Bay. Member of the
Vice President since 1981          and Putnam                    Board of Governors of the Investment
                                   Management                    Company Institute, Trustee of the
                                                                 Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.

George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of the SEA
President since 2000               financial advisory and        Education Association, Trustee of
                                   other research services       St. Mark's School, and Trustee of
                                   relating to bankrupt and      Shore Country Day School.
                                   distressed companies)         Previously, Mr. Putnam was an
                                   and New Generation            attorney with the firm of Dechert
                                   Advisers, Inc.                Price & Rhoads.
                                   (a registered
                                   investment adviser)

A.J.C. Smith* (4/13/34),           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Fellow of the Faculty of
                                                                 Actuaries in Edinburgh, the
                                                                 Canadian Institute of Actuaries, and
                                                                 the Conference of Actuaries.
                                                                 Associate of the Society of Actuaries.
                                                                 Member of the American Actuaries,
                                                                 the International Actuarial
                                                                 Association and the International
                                                                 Association of Consulting Actuaries.
                                                                 Prior to May 2000 and November
                                                                 1999, Mr. Smith was Chairman and
                                                                 CEO, respectively, of Marsh &
                                                                 McLennan Companies, Inc.
--------------------------------------------------------------------------------------------------------
1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of November 30, 2002,
  there were 101 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc.,
  the parent company of Putnam LLC and its affiliated companies. Messrs. Putnam, III, Lasser and Smith are deemed "interested  persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. George Putnam, III
  is the President of your fund and each of the other Putnam funds. Lawrence J. Lasser is the President and Chief Executive Officer of Putnam Investments and Putnam Management. Mr. Lasser and Mr. Smith
  serve as Directors of Marsh & McLennan Companies, Inc.




OFFICERS

In addition to George Putnam III and Lawrence J. Lasser, the other officers of the fund are shown below:

Name, Address, 1 Date of Birth,    Length of Service with
Position(s) Held with Fund         the Putnam Funds              Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter                  Since 1989                    Managing Director, Putnam Investments
(7/26/38), Executive Vice                                        and Putnam Management
President, Treasurer and
Principal Financial Officer

Patricia C. Flaherty               Since 1993                    Senior Vice President, Putnam Investments
(12/1/46), Senior Vice                                           and Putnam Management
President

Karnig H. Durgarian                Since 2002                    Senior Managing Director, Putnam
(1/13/56), Vice President and                                    Investments
Principal Executive Officer

Steven D. Krichmar                 Since 2002                    Managing Director, Putnam Investments.
(6/27/58), Vice President and                                    Prior to July 2001, Partner,
Principal Financial Officer                                      PricewaterhouseCoopers LLP

Michael T. Healy                   Since 2000                    Managing Director, Putnam Investments
(1/24/58), Assistant Treasurer
and Principal Accounting
Officer

Brett C. Browchuk                  Since 1994                    Managing Director, Putnam Investments
(2/27/63), Vice President                                        and Putnam Management

Charles E. Haldeman Jr.            Since 2002                    Senior Managing Director, Putnam
(10/29/48), Vice President                                       Investments and Putnam Management.
                                                                 Prior to October 2002, Chief Executive
                                                                 Officer, Lincoln National Investment
                                                                 Companies; prior to January 2000,
                                                                 President and Chief Operating Officer,
                                                                 United Asset Management; prior to
                                                                 January 1998, Partner and Director,
                                                                 Cooke & Bieler, Inc.

Richard G. Leibovitch              Since 1999                    Managing Director, Putnam Investments
(10/31/63), Vice President                                       and Putnam Management. Prior to 1999,
                                                                 Managing Director, J.P. Morgan

Beth S. Mazor                      Since 2002                    Senior Vice President, Putnam Investments
(4/6/58), Vice President

Richard A. Monaghan                Since 1998                    Senior Managing Director, Putnam
(8/25/54), Vice President                                        Investments and Putnam Retail
                                                                 Management. Prior to November 1998,
                                                                 Managing Director, Merrill Lynch

Stephen M. Oristaglio              Since 1998                    Senior Managing Director, Putnam
(8/21/55), Vice President                                        Investments and Putnam Management.
                                                                 Prior to 1998, Managing Director, Swiss
                                                                 Bank Corp.

Gordon H. Silver                   Since 1990                    Senior Managing Director, Putnam
(7/3/47), Vice President                                         Investments, Putnam Management and
                                                                 Putnam Retail Management

Mark C. Trenchard                  Since 2002                    Senior Vice President, Putnam Investments
(6/5/62), Vice President

John R. Verani                     Since 1988                    Senior Vice President, Putnam Investments
(6/11/39), Vice President                                        and Putnam Management

Jerome J. Jacobs                   Since 1996                    Managing Director of Putnam Management
(8/20/58), Vice President

Judith Cohen                       Since 1993                    Clerk and Assistant Treasurer, The
(6/7/45), Clerk and                                              Putnam Funds
Assistant Treasurer
---------------------------------------------------------------------------------------------------------------
1 The address of each Officer is One Post Office Square, Boston, MA 02109.



FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal Executive Officer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Richard G. Leibovitch
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Jerome J. Jacobs
Vice President

John R. Verani
Vice President

Judith Cohen
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam New York Tax Exempt Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN052-84095  854/228/759  1/03